Exhibit 99.1

Student Loan Finance Corporation

Noteholders’ Statement Pursuant to Section 5.23 of the Indenture and

Section 21 of the Servicing Agreement (Unaudited)

Education Loans Incorporated

Student Loan Asset-Backed Notes, Series 2004 - C & D

Report for the Month Ended May 31, 2005

I.	Noteholder Information

A.	Identification of Notes

Series	Description	Cusip #	Due Date
2004-C1	Senior Auction Rate Notes	280907 BM 7	December 1, 2036
2004-C2	Senior Auction Rate Notes	280907 BN 5	December 1, 2036
2004-C3	Senior Auction Rate Notes	280907 BP 0	December 1, 2036
2004-C4	Senior Auction Rate Notes	280907 BQ 8	December 1, 2036
2004-C5	Senior Auction Rate Notes	280907 BR 6	December 1, 2036
2004-D	Subordinate Auction Rate Notes	280907 BS 4	December 1, 2036

B.	Notification of Redemption Call of Notes

Series	Description	Call Date	Cusip #	Principal Amount
2004-C5	Senior Auction Rate Notes	June 28, 2005	280907 BR 6	$5,850,000
2004-D	Subordinate Auction Rate Notes	July 6, 2005	280907 BS 4	550,000
2004-C4	Senior Auction Rate Notes	July 21, 2005	280907 BQ 8	6,900,000

C.	Principal Outstanding - May, 2005

Series	Principal Outstanding, Start of Month	Principal Borrowed During Month	Principal Payments During Month	Principal Outstanding, End of Month
2004-C1	$67,150,000.00	$0.00	$0.00	$67,150,000.00
2004-C2	71,100,000.00	0.00	0.00	71,100,000.00
2004-C3	54,700,000.00	0.00	0.00	54,700,000.00
2004-C4	78,300,000.00	0.00	(7,350,000.00)	70,950,000.00
2004-C5	78,300,000.00	0.00	0.00	78,300,000.00
2004-D	35,850,000.00	0.00	(700,000.00)	35,150,000.00

Totals	$385,400,000.00	$0.00	$(8,050,000.00)	$377,350,000.00

D.	Accrued Interest Outstanding - May, 2005

Series	Accrued Interest Outstanding, Start of Month	Interest Accrued During Month	Interest Payments During Month	Accrued Interest Outstanding, End of Month	Interest Rate As Of End Of Month
2004-C1	$110,573.82	$181,640.69	$162,950.67	$129,263.84	3.15%
2004-C2	105,089.75	193,214.25	173,089.00	125,215.00	3.17%
2004-C3	56,523.33	147,614.03	131,887.78	72,249.58	3.17%
2004-C4	20,488.50	207,631.50	191,226.00	36,894.00	3.12%
2004-C5	186,615.00	213,084.75	392,805.00	6,894.75	3.17%
2004-D	62,737.50	101,902.80	97,591.67	67,048.63	3.27%

Totals	$542,027.90	$1,045,088.02	$1,149,550.12	$437,565.80

E.	Net Loan Rates for Next Interest Period

Series	Interest Period Starting Date	Net Loan Rate
2004-C1	05-Jul-05	5.29%
2004-C2	07-Jul-05	5.24%
2004-C3	12-Jul-05	5.20%
2004-C4	21-Jul-05	5.19%
2004-C5	28-Jun-05	4.95%
2004-D	06-Jul-05	5.04%

F.	Noteholders’ Carry-Over Amounts - May, 2005

Series	Carry-Over Amounts, Start of Month	Additions During Month	Payments During Month	Carry-Over Amounts, End of Month
2004-C1	$0.00	$0.00	$0.00	$0.00
2004-C2	0.00	0.00	0.00	0.00
2004-C3	0.00	0.00	0.00	0.00
2004-C4	0.00	0.00	0.00	0.00
2004-C5	0.00	0.00	0.00	0.00
2004-D	0.00	0.00	0.00	0.00

Totals	$0.00	$0.00	$0.00	$0.00

G.	Noteholders’ Accrued Interest on Carry-Over Amounts - May, 2005

Series	Accrued Interest, Start of Month	Interest Accrued During Month	Interest Payments During Month	Accrued Interest, End of Month
2004-C1	$0.00	$0.00	$0.00	$0.00
2004-C2	0.00	0.00	0.00	0.00
2004-C3	0.00	0.00	0.00	0.00
2004-C4	0.00	0.00	0.00	0.00
2004-C5	0.00	0.00	0.00	0.00
2004-D	0.00	0.00	0.00	0.00

Totals	$0.00	$0.00	$0.00	$0.00

II.	Fund Information

A.	Reserve Fund - May, 2005

Amount
Balance, Start of Month	$5,781,000.00
Additions During Month	0.00
Less Withdrawals During Month	(120,750.00)

Balance, End of Month	$5,660,250.00

B.	Capitalized Interest Account - May, 2005

Amount
Balance, Start of Month	$0.00
Additions During Month	0.00
Less Withdrawals During Month	0.00

Balance, End of Month	$0.00

C.	Acquisition Account - May, 2005

		Amount
Balance, Start of Month		$167,750.62
Additions During Month:
Acquisition Funds from Note Issuance		0.00
Recycling from Surplus Funds		0.00
Less Withdrawals for Initial Purchase of Eligible Loans:
Total Principal Acquired		0.00
Accrued Income		0.00
Premiums and Related Acquisition Costs		0.00
Redemption of Debt — Call of Unused Proceeds		0.00
Less Withdrawals for Eligible Loans:
Total Principal Acquired	$(4,625.00)
Accrued Interest Acquired	0.00
Origination Fees Charged	0.00
Premiums and Related Acquisition Costs	(80.94)

Net Costs of Loans Acquired		(4,705.94)

Balance, End of Month		$163,044.68

D.	Alternative Loan Guarantee Account - May, 2005

Amount
Balance, Start of Month	$2,066,636.13
Additions During Month (Initial Purchase of Student Loans)	0.00
Guarantee Fees Received (Refunded) During Month	(1,295.04)
Interest Received During Month	4,007.23
Other Additions (Transfers) During Month	72.80
Less Withdrawals During Month for Default Payments	(21,080.04)

Balance, End of Month	$2,048,341.08

E.	Revenue Fund Income Account - May, 2005

Amount
Balance, Start of Month	$6,794,439.97
Student Loan Collections	6,978,252.35
Investment Earnings Received	41,547.33
Government Interest and Special Allowance Received	1,398,091.75
Sweep of Student Loan Collections From Prior Month	(7,606,892.49)

Balance, End of Month	$7,605,438.91

F.	Surplus Account - May, 2005

Amount
Balance, Start of Month	$7,958,546.03
Transfers In	6,275,358.46
Transfers Out	(12,380,546.05)
Other Changes During Month	0.00

Balance, End of Month	$1,853,358.44

III.	Student Loan Information

A.	Student Loan Principal Outstanding - May, 2005

Amount
Balance, Start of Month	$351,141,687.63
Transfers	0.00
Loans Purchased / Originated	4,625.00
Capitalized Interest	310,296.44
Less Principal Payments Received	(6,717,069.59)
Less Defaulted Alternative Loans Transferred to Guarantee Fund	(20,302.01)
Less Sale of Loans	0.00
Other Increases (Decreases)	(7,831.96)

Balance, End of Month	$344,711,405.51

B.	Composition of Student Loan Portfolio as of May 31, 2005

Amount
Aggregate Outstanding Principal Balance	$344,711,405.51
Number of Borrowers	46,800
Average Outstanding Principal Balance Per Borrower	$7,366
Number of Loans (Promissory Notes)	98,417
Average Outstanding Principal Balance Per Loan	$3,503
Weighted Average Interest Rate	4.23%

C.	Distribution of Student Loan Portfolio by Loan Type as of May 31, 2005

Loan Type	Outstanding Principal Balance	Percent
Stafford - Subsidized	$93,302,857.04	27.1%
Stafford - Unsubsidized	71,472,416.28	20.7%
Stafford - Nonsubsidized	1,433.86	0.0%
PLUS	26,904,076.87	7.8%
SLS	48,822.84	0.0%
Consolidation	114,159,467.74	33.1%
Alternative	38,822,330.88	11.3%

Total	$344,711,405.51	100.0%

D.	Distribution of Student Loan Portfolio by Interest Rate as of May 31, 2005

Interest Rate	Outstanding Principal Balance	Percent
Less Than 3.00%	$89,849,296.36	26.1%
3.00% to 3.49%	70,870,957.83	20.6%
3.50% to 3.99%	25,924,809.26	7.5%
4.00% to 4.49%	65,335,993.55	19.0%
4.50% to 4.99%	9,165,251.14	2.7%
5.00% to 5.49%	18,508,796.31	5.4%
5.50% to 5.99%	3,215,006.17	0.9%
6.00% to 6.49%	16,101,985.81	4.7%
6.50% to 6.99%	17,258,478.16	5.0%
7.00% to 7.49%	2,468,364.58	0.7%
7.50% to 7.99%	8,304,766.26	2.4%
8.00% to 8.49%	10,554,474.70	3.1%
8.50% or Greater	7,153,225.38	2.1%

Total	$344,711,405.51	100.0%

E.	Distribution of Student Loan Portfolio by Borrower Payment Status as of May 31, 2005

Borrower Payment Status	Outstanding Principal Balance	Percent
School	$57,858,696.53	16.8%
Grace	28,151,632.78	8.2%
Repayment	202,407,092.30	58.7%
Deferment	41,704,998.37	12.1%
Forbearance	14,588,985.53	4.2%

Total	$344,711,405.51	100.0%

F.	Distribution of Student Loan Portfolio by Delinquency Status as of May 31, 2005

		Percent by Outstanding Balance
Delinquency Status	Outstanding Principal Balance	Excluding School/Grace Status Loans	All Loans in Portfolio
31 to 60 Days	$7,772,873.05	3.0%	2.3%
61 to 90 Days	4,797,523.02	1.9%	1.4%
91 to 120 Days	2,679,296.53	1.0%	0.8%
121 to 180 Days	3,802,138.28	1.5%	1.1%
181 to 270 Days	3,859,865.58	1.5%	1.1%
Over 270 Days	1,030,145.39	0.4%	0.3%
Claims Filed, Not Yet Paid	890,082.14	0.3%	0.3%

Total	$24,831,923.99	9.6%	7.2%

G.	Distribution of Student Loan Portfolio by Guarantee Status as of May 31, 2005

Guarantee Status	Outstanding Principal Balance	Percent
FFELP Loan Guaranteed 100%	$1,008,964.44	0.3%
FFELP Loan Guaranteed 98%	304,880,110.19	88.4%
Alternative Loans Non-Guaranteed	38,822,330.88	11.3%

Total	$344,711,405.51	100.0%

H.	Distribution of Student Loan Portfolio by Guarantee Agency as of May 31, 2005

Guarantee Agency	Outstanding Principal Balance	Percent
Education Assistance Corporation	$254,307,663.29	73.8%
Great Lakes Higher Education Corporation	25,547,854.14	7.4%
Student Loans of North Dakota	713,787.92	0.2%
California Student Aid Commission	12,208,177.72	3.5%
Educational Credit Management Corporation	1,498,059.85	0.4%
Northwest Education Loan Association	3,780,574.98	1.1%
National Student Loan Program	6,882,296.46	2.0%
Pennsylvania Higher Education Assistance Agency	108,953.50	0.0%
United Student Aid Funds, Inc	841,706.77	0.2%
Other Guarantee Agencies	0.00	0.0%
Alternative Loans Non-Guaranteed	38,822,330.88	11.3%

Total	$344,711,405.51	100.0%

I.	Fees and Expenses Accrued For / Through May, 2005

	May, 2005	For The 5 Months Ended May 31, 2005
Servicing Fees	$301,622.74	$1,565,674.88
Treas Mgmt / Lockbox Fees	6,797.28	28,440.69
Indenture Trustee Fees	8,068.99	39,316.29
Broker / Dealer Fees	82,559.72	414,939.58
Auction Agent Fees	5,053.65	25,171.21
Other Permitted Expenses	0.00	0.00

Total	$404,102.38	$2,073,542.65

J.	Ratio of Assets to Liabilities as of May 31, 2005

Amount
Assets
Reserve Funds	$5,660,250.00
Capitalized Interest Accounts	0.00
Acquisition Accounts	163,044.68
Revenue Fund Income Accounts	7,605,438.91
Surplus Accounts	1,853,358.44
Other Investments	5,927,709.08
Borrower Repayment Account	0.00
Due from Subservicers	186,112.34
Student Loan Principal Outstanding	344,711,405.51
Unamortized Student Loan Acquisitions Costs	4,922,972.18
Accrued Earnings on Student Loans and Investments	5,823,853.51
Unamortized Cost of Debt Issuance	1,996,724.56
Other Assets	1,670.40

Total Indenture Assets	$378,852,539.61

Liabilities
Notes Payable	$377,350,000.00
Accrued Interest Payable	437,565.80
Accrued Liabilities	387,568.94

Total Indenture Liabilities	$378,175,134.74

Ratio	100.18%

K.	Senior and Subordinate Percentages as of

Amount
Aggregate Values	$378,852,539.61

Senior Notes Outstanding Plus Accrued Interest	342,570,517.21

All Notes Outstanding Plus Accrued Interest	377,787,565.80

Dividend Prerequisites:
Senior Percentage (Requirement = 112%)	110.59%

Subordinate Percentage (Requirement = 102%)	100.28%

Available for Dividend - Excess (Shortage) Over Dividend Prerequisites	$(6,490,777.51)